Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FIRST Amendment to Working capital loan Agreement

THIS FIRST AMENDMENT TO WORKING CAPITAL LOAN AGREEMENT (this “Amendment”) is dated October 18, 2024 between:

TMC THE METALS COMPANY INC., a company organized under the laws of British Columbia, Canada (“TMC”),

and

Allseas Investments SA, a corporation organized under the laws of Switzerland (“Allseas”).

RECITALS

WHEREAS TMC, as the borrower (the “Borrower”), and Allseas, as the lender (the “Lender”), entered into a Working Capital Loan Agreement on September 9, 2024 (the “Loan Agreement”);

AND WHERAS the parties wish to amend the Loan Agreement as set forth below.

NOW THEREFORE, THIS AMENDMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations and warranties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties to this Amendment covenant and agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Loan Agreement, as amended hereby.

2.	Amendments. The Loan Agreement is hereby amended as follows:

2.1.	In the first whereas clause “USD $5,000,000 (the “Loan Amount”)” shall be replaced with “the Loan Amount (as defined below)”.

2.2.	In Section 1.1.10 “USD 5,000,000” shall be replaced with “USD 7,500,000”.

2.3.	In Section 4.1, the following shall be added after the first sentence: “The Lender agrees, in accordance with the terms and conditions of this Agreement, to make available to the Borrower USD 1,200,000 on October 18, 2024 and 1,300,000 on October 21, 2024 by electronic means.

3.	Payments. Payments to be made by the Lender to the Borrower under this Amendment shall be transferred to the following Borrower’s bank account:

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4.	Entire Agreement. This Amendment shall be read together with the Loan Agreement, as amended, as a single agreement, and together constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment. This Amendment may be executed in multiple originals, each of which shall be considered an original for all purposes and, collectively, shall be considered to constitute this Amendment. Signatures transmitted by facsimile or in a Portable Document Format (pdf) may be considered an original for all purposes, including, without limitation, the execution of this Amendment and enforcement of this Amendment. This Amendment shall prevail in case of any conflict with the Loan Agreement.

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IN WITNESS WHEREOF the parties have executed this Amendment this 17th day of October 2024.

TMC THE METALS COMPANY INC.

By:	/s/ Gerard Barron
	Name:	Gerard Barron
	Title:	Chief Executive Officer

signature page to First Amendment to Working Capital Loan Agreement

ALLSEAS INVESTMENTS SA

By:	/s/ C.W. Kooger
	Name:	C.W. Kooger
	Title:	Director

and

By:	/s/ L.H. Gillon
	Name:	L.H. Gillon
	Title:	Director

signature page to First Amendment to Working Capital Loan Agreement